BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Value Retirement Fund

Supplement dated February 23, 2018 to

the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated January 25, 2018

On February 22, 2018, the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), on behalf of its series, BlackRock Advantage Large Cap Value Retirement Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective 4:00 P.M. (Eastern time) on May 25, 2018, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about May 31, 2018 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Corporation. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-ALCVR-0218SUP